UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 7, 2009

Infinity Pharmaceuticals, Inc.

(Exact name of registrant as specified in charter)

Delaware	000-31141	33-0655706
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

780 Memorial Drive, Cambridge, MA	02139
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 453-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities

On January 7, 2009, pursuant to a Securities Purchase Agreement (the “Agreement”) dated November 19, 2008 between Purdue Pharma L.P. and Purdue Pharmaceutical Products L.P. (collectively, the “Purchasers”) and Infinity Pharmaceuticals, Inc. (“Infinity”), Infinity issued and sold to the Purchasers an aggregate of 2,000,000 shares (the “Second Closing Shares”) of our common stock, $0.001 par value per share (the “Common Stock”), and warrants to purchase up to an aggregate of 6,000,000 shares of Common Stock (the “Warrants”), for an aggregate purchase price of $30,000,000.

Each of the Purchasers purchased an equal number of Second Closing Shares and Warrants. Specifically, each of the Purchasers received Warrants exercisable for (i) 500,000 shares of Common Stock, exercisable immediately and expiring on July 1, 2010, with an initial exercise price of $15.00 per share, with such exercise price increasing over time depending on when such Warrants are exercised, up to a maximum exercise price of $20.00 per share, (ii) 1,000,000 shares of Common Stock exercisable immediately and expiring on July 1, 2011, with an initial exercise price of $20.00 per share, with such exercise price increasing over time depending on when such Warrants are exercised, up to a maximum exercise price of $30.00 per share, and (iii) 1,500,000 shares of Common Stock, exercisable immediately and expiring on July 2, 2012, with an initial exercise price of $30.00 per share, with such exercise price increasing over time depending on when such Warrants are exercised, up to a maximum exercise price of $40.00 per share.

The sale and issuance of the Second Closing Shares and the Warrants followed the approval of such sale and issuance by the holders of a majority of Infinity’s outstanding common stock present or voting by proxy at a special meeting of shareholders held on January 7, 2009, excluding shares of common stock owned by the Purchasers or their respective associated companies.

The Second Closing Shares and Warrants were issued to the Purchasers in reliance on the exemption from the registration provisions of the Securities Act of 1933, as amended, set forth in Section 4(2) promulgated thereunder relative to sales by an issuer not involving any public offering. The Purchasers represented to Infinity in the Agreement that the Purchasers are acquiring the securities for investment and not distribution, that they can bear the risks of the investment, and that they have made detailed inquiry concerning Infinity, its business and its personnel in connection with their purchase of the securities.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFINITY PHARMACEUTICALS, INC.

Date: January 8, 2009	By:	/s/ Gerald E. Quirk
Gerald E. Quirk
Vice President and General Counsel